EXHIBIT 16.2



March 21, 2005






Securities and Exchange Commission
Washington, DC 20549

Dear Sirs:

We have read and agree with the comments in Item 4 on Amendment No. 1 of Form 8-K of DuraVest, Inc. (Commission File Number 0-27489) dated March 21, 2005, insofar as the comments relate to our firm.

Sincerely,

/s/ Ahearn, Jasco + Company, P.A.

Ahearn, Jasco + Company, P.A.
Certified Public Accountants